Exhibit 21.1
------------


                             MasTec, Inc.
                         AFFILIATED ENTITIES
                            January  2003

                            NORTH AMERICA
                            -------------


Church & Tower, Inc.(FL)                           (100% owned by MasTec, Inc.)
Church & Tower Environmental, Inc.(DE)             (100% owned by MasTec, Inc.)

Cruz-Cell, Inc. (IN)                 (100% owned by MasTec North America, Inc.)

Dresser/Areia Construction, Inc. (CA)(100% owned by MasTec North America, Inc.)

Flaire Incorporated (MO)	     (100% owned by MasTec North America, Inc.)

GMR Telecom, L.L.C. (VA)	     (100% owned by MasTec North America, Inc.)

Integral Power & Telecommunications
Incorporated (Canadian)                  (100% owned by Phasecom Systems, Inc.)

MasTec Asset Management Company, Inc. (NV)          (100% owned by MasTec, Inc)

MasTec Contracting Company, Inc. (NV)               (100% owned by MasTec, Inc)

MasTec Integration Systems, Inc. (CA)              (100% owned by MasTec, Inc.)
     f/k/a Aidco Systems, Inc.

MasTec Minnesota SW, LLC (NV)              (100% MasTec Services Company, Inc.)

MasTec Network Services, Inc. (CA)                 (100% owned by MasTec, Inc.)
     f/k/a Aidco, Inc.

MasTec North America, Inc. (FL)                    (100% owned by MasTec, Inc.)

MasTec Services Company, Inc. (FL)
     f/k/a Central America Construction, Inc.      (100% owned by MasTec, Inc.)
          MasTec Minnesota SW, LLC (NV)    (100% MasTec Services Company, Inc.)

MasTec Telcom & Electrical
Services, Inc. (NY)                  (100% owned by MasTec North America, Inc.)
     f/k/a Alert Electrical Contracting Co., Inc.

Phasecom Systems Inc. (Canadian)                   (100% owned by MasTec, Inc.)

Phasecom America Inc. (FL)           (100% owned by MasTec North America, Inc.)

Protel Ind., Inc. (FL)               (100% owned by MasTec North America, Inc.)

Renegade of Idaho, Inc. (FL)                       (100% owned by MasTec, Inc.)

S.S.S. Construction, Inc. (MN)                     (100% owned by MasTec, Inc.)

Upper Valley Utilities Corp. (UT)    (100% owned by MasTec North America, Inc.)

Wilde Holding Co., Inc.(DE)                        (100% owned by MasTec, Inc.)
     Wilde Acquisition Co., Inc. (DE) (100% owned by Wilde Holding Co.,Inc) Northland Contracting, Inc. (MN)(100% owned by Wilde Acquisition Co.,Inc.)

Wilde Optical Service, Inc. (MN)                   (100% owned by MasTec, Inc.)


                              Holding Companies
                              -----------------

MasTec FC, Inc. (NV)                              (100 % owned by MasTec, Inc.)

MasTec Real Estate Holdings, Inc. (FL)             (100% owned by MasTec, Inc.)
     Stackhouse Real Estate Holdings, Inc.         (100% owned by MasTec North
   	(f/k/a H-W Acquisition II, Inc. (DE)           		 America, Inc.)

MasTec of Texas, Inc. (TX)                         (100% owned by MasTec, Inc.)

MasTec TC, Inc. (NV)                              (100% owned by  MasTec, Inc.)


                                INTERNATIONAL

                                Latin America
                                -------------


Aidco de Mexico, S.A. de C.V. (Mex.)                (98% owned by MasTec, Inc.)
                              (2% owned by MasTec International Holdings, Inc.)
MasTec Latin America, Inc. (DE)                    (100% owned by MasTec, Inc.)

  Acietel Mexicana, S.A. (Mex.)      (99% owned by Dresser Acquisition Company)
                              (1% owned by MasTec International Holdings, Inc.)

  MasTec Brasil S/A (Brazil)          (88% owned by MasTec Latin America, Inc.)
     CIDE Engenharia, Ltda. (Brazil)	      (100% owned by MasTec Brasil S/A)

  Mastec Participacoes Do Brasil LTDA              (100% owned by MasTec, Inc.)

MasTelecom Europe I APS (Denmark)                  (100% owned by MasTec, Inc.)

  MasTelecom Europe II BV (Netherlands) (100% owned by MasTelecom Europe I APS)

     MasTelecom Services S. DE R.L.     (100% owned by MasTelecom Europe II BV)
		DE CV (Mexico)

     MasTelecom S. DE R.L. DE C.V       (100% owned by MasTelecom Europe II BV)
		(Mexico)

Pantel Inversiones de Venezuela, CA      (100% owned by MasTec Venezuela, Inc.)
(Venezuela)
    Burntel Telecommunications, C.A.          (50% owned by Pantel Inversiones)


                        Holding Companies
                        -----------------

MasTec Brazil, Inc. (FL)                           (100% owned by MasTec, Inc.)
MasTec Brazil II, Inc. (FL)                        (100% owned by MasTec, Inc.)

MasTec Ecuador, Inc. (FL)                          (100% owned by MasTec, Inc.)

Mastec International Holdings, Inc. (FL)           (100% owned by MasTec, Inc.)

MasTec Venezuela, Inc. (FL)                        (100% owned by MasTec, Inc.)

MasTec Spain, Inc. (FL)                            (100% owned by MasTec, Inc.)

Dresser Acquisition Company (FL)     (100% owned by MasTec North America, Inc.)



                   INTERNATIONAL INVESTMENTS
                   -------------------------

Latlink Corporation (DE)                         (100% owned by  MasTec, Inc.)

   Telecomunicaciones Publicas y
   Privadas, S.A. de C.V. (Mex.)            (10% owned by LatLink Corporation)

   Latlink Argentina, Inc. (DE)	           (100% owned by Latlink Corporation)

   Supercanal Holding, S.A.(Arg.)                  (28.8% owned indirectly by
                                                      LatLink Argentina, Inc.)

Consorcio Ecuatoriano de
   Telecomunicaciones S.A.
   (Ecuador)                     (4% owned indirectly by MasTec Ecuador, Inc.)